SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            June 15, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                   WESTFORD ACQUISITION CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

Delaware                         0-24839                  52-2102435
(State or other              (Commission              (I.R.S. Employer
jurisdiction of             File Number)              Identification No.)

                   5969 Cattleridge Road, Suite 201
                       Sarasota, Florida 34232
               (Address of principal executive offices)

                             941/377-7225
                    Registrant's telephone number

                         1504 R Street, N.W.
                        Washington, D.C. 20009
                            Former address

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      (a) Pursuant to an Agreement and Plan of Reorganization (the "Exchange Agreement") dated April 14, 1999 between Baja Food Concepts, Inc., a Florida corporation ("Baja Food"), its shareholders, and Westford Acquisition Corporation, a Delaware corporation (hereinafter referred to either as the "Registrant" or the "Company"), all the outstanding shares of common stock of Baja Food were exchanged for shares of common stock of the Registrant (the "Exchange").

      The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant and approved by the unanimous consent of the shareholders of the Registrant on April 14, 1999. The Exchange Agreement was adopted by the unanimous consent of the Board of Directors of Baja Food and by the written unanimous consent of the shareholders of Baja Food on April 14, 1999.

      Prior to the Exchange, the Registrant had 5,000,000 shares of common stock outstanding. Pursuant to the Exchange Agreement, the Registrant redeemed and retired 4,650,000 shares of its outstanding common stock and issued 4,300,000 shares of its common stock to the holders of the outstanding common stock of Baja Food, consisting of 12,200,000 shares, on a pro rata basis, for an aggregate of 4,650,000 shares of common stock outstanding after effect of the Exchange.

      As a result of the Exchange, the former shareholders of Baja Food hold 92.5% of the outstanding shares of the common stock of the Registrant (without giving effect to exercise of any warrants held by them). The sole source of consideration used by the shareholders of Baja Food to acquire their respective interest in the Registrant was the exchange of their shares held in Baja Food.

      On the effective date of the Exchange, the officer and director of Westford Acquisition Corporation resigned and new officers of the Registrant were appointed. See "Management" below.

      A copy of the Exchange Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

      (b) The following table contains information regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock (giving effect to the exercise of the warrants held by each such person or entity):

                              Amount of Common         Percent of
                             Stock Beneficially        Common Stock
Name                             Owned (1)             Beneficially Owned(2)

Thomas N. Burnham (3)             12,800,000                   97.3%
Director, President
5125 Willow Leaf Drive
Sarasota, Florida 34232

Pamela H. Burnham (4)                      0                       0%
Director, Vice President, Treasurer
5125 Willow Leaf Drive
Sarasota, Florida 34232

Keith Pratt, Director (5)                  0                       0%
4075 Joanne Court
Ann Arbor, Michigan 48103

All directors and                 12,800,000                    97.3%
executive officers as
a group (5 persons)

Texas International Group,
Inc. (6)                            3,360,000                    46.9%
5969 Cattleridge Boulevard
Suite 201
Sarasota, Florida 34232

Mosby Investments, Inc.(7)          4,720,000                    62.1%
5969 Cattleridge Boulevard
Suite 201
Sarasota, Florida 34232


(1) Based upon 4,650,000 outstanding shares of common stock and assumes exercise of warrants held by named shareholder.
(2) Assumes exercise of warrants, options or other rights to purchase securities held by the named shareholder exercisable within six months of the date hereof.
(3) Includes 4,300,000 shares of common stock of which Thomas H. Burnham owns 1,720,000 shares directly and may be deemed to be the beneficial owner of the 1,720,000 shares owned by Mosby Investments, Inc. and the 860,000 shares owned by Texas International Group, Inc. over which he has voting control. Also includes warrants to purchase 8,500,000 shares of common stock at an exercise price of $.0001 per share exercisable for a exercise period of twelve months from the date of grant thereof of which Thomas H. Burnham owns 3,000,000 directly and may be deemed to the beneficial owner of the 3,000,000 owned by Mosby Investments, Inc. and the 2,500,000 owned by Texas International Group, Inc. over which he has voting control.
(4)         Pamela Burnham is the spouse of Thomas Burnham.
(5) South Beach Concepts, Plc is a public company in the United Kingdom whose shares are traded on the Alternative Investment Market of the London Stock
            Exchange.  Until April, 1999, Thomas Burnham was
            Chairman of the Board, managing director and a shareholder of South Beach Concepts, Plc.
(6) Includes 860,000 shares of common stock and warrants to purchase 2,500,000 shares of common stock over which Thomas H. Burnham has voting control and may be deemed to be the beneficial owner.
(7) Includes 1,720,000 shares of common stock and warrants to purchase 3,000,000 shares of common stock of which Thomas H. Burnham may be deemed to be the beneficial owner.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      (a)  The consideration exchanged pursuant to the Exchange
Agreement was negotiated between the Registrant and Baja Food.
Prior to the Exchange, no relationship existed between any officer or director of the Registrant or any officer, director or shareholder of Baja Food.

      In evaluating Baja Food as a candidate for the proposed Exchange, the Registrant used criteria such as value of the assets of the Registrant and value of the assets of Baja Food, the business operations and the business potential of Baja Food, and the benefit to the Registrant of such Exchange. The Registrant determined that the consideration for the Exchange was reasonable.

      (b) The Registrant intends to develop the fast food themed restaurant business and to begin franchise operations of its fast food restaurant concept.

BUSINESS

      Westford Acquisition Corporation was formed to provide a method for a foreign or domestic private company to become a reporting company whose securities would be qualified for trading in the United States secondary market. Westford Acquisition
Corporation has no operations, revenues or liabilities.

      Baja Food Concepts, Inc. is an existing company with one operating themed fast food restaurant, "Cisco & Pancho", located in Sarasota, Florida. Cisco & Pancho specializes in gourmet burritos, tacos and empanadas served with homemade salsa. The store colors and design have Mexican accents. During peak hours, a Cisco & Pancho restaurant requires approximately three to five employees. The Cisco & Pancho restaurant opened in February, 1999, and has not yet had significant operations.

      Management anticipates that it will open additional Cisco &
Pancho restaurants and will begin franchise development of Cisco & Pancho restaurants in 1999.

      Management of Baja Food are also officers, directors and shareholders of South Beach Concepts, Inc., a theme-based fast food restaurant and franchise company. Westford Acquisition has entered into a letter of intent with South Beach Concepts, Inc. to merge Westford Acquisition into South Beach Concepts. There is no assurance that such merger will occur.

      South Beach Concepts.   Through its subsidiaries, South Beach
Concepts develops, operates, and franchises take-out and eat-in restaurants with specific and consistent themes, logos, and menus (i.e. "chains") and roasts, produces and markets coffee beans and teas. It has two theme restaurant chains, Pizza World Gourmet Pizza and South Beach Cafe.

      South Beach Cafe. South Beach Cafe is a casual sit-down, eat-in cafe serving premium coffee and espresso drinks, fresh fruit smoothies and vegetable drinks, bagels, cream cheese spreads, croissants, gourmet sandwiches, frozen yogurt, soups, salads, fresh pastries and other baked goods. Through its subsidiary, South Beach Concepts has three South Beach Cafe company stores and has entered into non-binding agreements for 11 South Beach Cafe franchises.

      Pizza World Gourmet Pizza. Pizza World offers traditional and gourmet pizzas for carry-out, delivery and, in certain stores, sit-down capacity. The specialty gourmet pizza menu ranges from the "Bacon Cheeseburger American" with a mustard glaze to the "Grecian Gourmet" combining feta cheese, black olives, spinach, green peppers and tomatoes on a bed of mozzarella with red sauce. Through its subsidiaries, South Beach Concepts directly owns and operates three Pizza World Gourmet Pizza stores and has 14 operating franchised Pizza World Gourmet Pizza stores.

      Cafe Society Coffee Company. The Cafe Society Coffee Company is a wholly-owned subsidiary of South Beach Concepts which roasts and packages high-end specialty coffees which are sold and distributed under its own label and private labels. The Cafe Society Coffee Company offers a full line of specialty coffees including varietals, blends, flavored, organic and naturally flavored coffees as well as specialty teas, gourmet syrups and hot chocolates.

      Westford will file a Form 8-K if the transaction with South
Beach Concepts, Inc. is effected.

PROPERTY

             Baja Food Concepts maintains its administrative offices at 5969 Cattleridge Boulevard, Suite 201, Sarasota, Florida 34232 under a monthly lease of approximately $4,880 per month for approximately 4,000 square feet.

MANAGEMENT

Name                                 Age                     Title

Thomas N. Burnham                     52           President, Director

Pamela H. Burnham                     52           Vice President, Director

Keith Pratt                           56           Director

             THOMAS N. BURNHAM is the President, sole director and controlling shareholder of Baja Food Concepts and, effective with the Exchange, is a director and President of the Registrant. Mr. Burnham has served as the President and Director of South Beach Concepts, Inc. since its inception in July 1998, and serves as an officer and director of its subsidiaries. From April, 1996 until April, 1999, Mr. Burnham was Chairman and Chief Executive Officer of South Beach Cafe, Plc (London, England) and from November, 1996 to December, 1998, he was a director of South Beach Cafe-London, Ltd. Mr. Burnham also serves a director, president and has voting control of the following entities: Burnham International Group, Inc., Sarasota Investment Group, Inc., Dallas Investment Group, Inc., International Restaurant Concepts, Inc., London Ventures, LC, Mosby Investments, Inc., Texas International Group, Inc., The Northgate Group, L.C., 100 Degrees East, Inc., Thomas N. Burnham Associates, Inc., and International Franchise Group, Inc.

      From October, 1993 to August, 1994, Mr. Burnham was president and director of Clucker's International Franchise Corporation, Miami, Florida; from October, 1990 to May, 1993, Mr. Burnham was president and director of Ho-Lee-Chow, Inc., Ann Arbor, Michigan. Mr. Burnham served in the following capacities for Domino's Pizza International, Inc.: Executive Vice President, December, 1989 to May, 1990; Vice President, Administration and Development, May, 1989 to May, 1990; Director, June, 1986 to May, 1990; and General Counsel from September, 1986 to May, 1990. From September, 1984 to September, 1986, Mr. Burnham served as outside General Counsel for Domino's Pizza International, Inc. Mr. Burnham has been the principal of the law firm of Thomas N. Burnham International Law Offices from January 1990 to the present. Mr. Burnham received his Bachelor of Business Administration degree in 1969, a Masters in Business Administration in 1970 and a Juris Doctor in 1973 from the University of Michigan, Ann Arbor, Michigan. Mr. Burnham currently serves as Program Director of Franchising and Entrepreneurism at the University of Dallas and is the founder and director of the Institute of International Enterpreneurship.

      PAMELA H. BURNHAM has served as Vice President, Secretary and Treasurer of Baja Foods and, effective with the Exchange, is a director of the Registrant. Ms. Burnham has served as Vice President and Treasurer and a director of South Beach Concepts, Inc. since its inception in July, 1998 and serves as an officer of several of its subsidiaries. From April, 1996 to April, 1999, Ms. Burnham served as a director of South Beach Cafe, Plc (London, England). She also served as a director for South Beach Cafe-London., Ltd. from November, 1996 to December, 1998. Ms. Burnham also serves a director and vice president of the following entities: Burnham International Group, Inc., Sarasota Investment Group, Inc., Dallas Investment Group, Inc., International Restaurant Concepts, Inc., Mosby Investments, Inc., Texas International Group, Inc., 100 Degrees East, Inc., Thomas N. Burnham Associates, Inc., and International Franchise Group, Inc.

      From October, 1993 to August, 1994, Ms. Burnham was a Franchise Sales Consultant for Clucker's International Franchise Corporation, Miami, Florida. From February, 1991 through May, 1993, she was Vice President of Ho-Lee-Chow, Inc., Ann Arbor, Michigan. Ms. Burnham was President of International Pizza Ventures, Inc. Toronto, Canada from October, 1989 through February, 1991. She served as Director of Real Estate for Domino's Pizza International, Inc. from August, 1989 to May, 1990. Ms. Burnham attended Crowan College in North Carolina from 1965 to 1967 and University of California at Los Angeles in 1979.

      KEITH PRATT, effective with the Exchange, serves as a director of the Registrant. Mr. Pratt was one of the founders of South Beach Cafe, Inc. and has served as a consultant to it in the areas of restaurant and office site selection, lease negotiation, store design, software and implementation since its inception. From 1976 to present, Mr. Pratt has been a commercial real estate broker with Gary Lillie & Associates, Inc. located in Ann Arbor, Michigan. Mr. Pratt also serves as the president of Cafe Development Group, founded in 1996 a consulting firm that assists in restaurant site selection, design, equipping and staffing. Mr. Pratt received his Bachelor of Science in Engineering from the University of Michigan in 1969.

RELATED TRANSACTIONS

      Thomas N. Burnham, President of the Company, is the principal of the law firm of Thomas N. Burnham International Law Offices and performs legal services for Baja Food.

RISK FACTORS

      Westford Acquisition Corporation has no operations and Baja
Food Concepts has limited operations and history. Effective with the Exchange, Baja Food Concepts has become a wholly-owned subsidiary of Westford Acquisition. Westford Acquisition
Corporation and Baja Food Concepts are referred to collectively as the "Company".

      OPERATING LOSS. Revenues from operations to date have not been sufficient to cover the costs of such operations and Baja Food borrowed funds to maintain its operations. The Company's ability to develop operations is dependent upon its ability to sell its franchise stores and to operate its company store at a profit. If the Company is unable to sell sufficient franchise stores or to operate its company store at a sufficiently profitable level, the Company will need to raise additional capital through the placement of its securities or from other debt or equity financing. If the Company is not able to raise such financing or to obtain alternative sources of funding, management will be required to curtail operations and there is no assurance that the Company will be able to continue to operate.

      LIMITED OPERATING HISTORY. The Company has insignificant operating histories and to date has not been profitable. The Company's operations are subject to all the risks inherent in the establishment of a relatively new business enterprise, including the lack of significant operating history. There can be no assurance that future operations will be profitable. The Company's operations are in part dependent on the establishment of, and profitability of new restaurants, which are subject to all of the risks inherent in a new business venture with limited operating history. Revenues and profits of the Company, if any, will depend upon various factors, including market acceptance of the Company's concepts, attractiveness and quality of the menu, restaurant service, location of the restaurants and general economic conditions. The growth of the Company will depend on a number of factors, including the availability of suitable locations, the negotiation of favorable lease or site acquisition terms, the identification, training and retention of skilled management personnel and franchisees, the availability of adequate capital, general economic and business conditions, and others, some of which are beyond the control of the Company. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on the Company.

        DEPENDENCE ON FRANCHISEES. The Company anticipates that it will realize a portion of its revenues from franchise fees, including the initial franchise fees and continuing royalty payments. If franchisees encounter business or operational difficulties, revenues from royalties and supplies sales would be adversely affected. Such difficulties would also negatively impact the Company's ability to sell new franchises. Consequently, the Company's financial prospects are significantly related to the success of its franchised stores, over which it has limited direct operational control. There can be no assurance that the Company will be able to successfully attract new franchisees or that franchisees, if any, will be able to successfully operate stores.

        FRANCHISE COMPETITION. The competition to sell franchises is very intense and the Company will have to compete against many well-established, better-known and better financed companies selling franchises. Potential franchisees will compare the costs and benefits offered by the Company's franchise program against those offered by other franchise companies which may have been in business longer and shown consistent positive economic returns. The market for selling the franchises is limited and the Company may suffer adverse consequences from its possible inability to attract new franchisees.

        FRANCHISE REGULATIONS. The Company will be subject to federal regulation and certain state laws which govern the offer and sale of franchises. Many state franchise laws impose substantive requirements on franchise agreements, including limitations on non-competition provisions and termination or non-renewal of a franchise. Some states require that certain franchise offering materials be registered before franchises can be offered or sold in that state. The failure to obtain or retain food licenses or approvals to sell franchises could adversely affect the Company's and its franchisees', if any, results of operations. The future enactment, adoption or amendment of laws or regulations, such as establishing basic franchisee rights, increasing the minimum wage or other costs associated with employees, could adversely affect the Companys results of operations. Federal and state franchise laws provide franchisees, either singly or as a group, the right to bring an action against the franchisor in regard to actions arising from the franchise agreement, the franchise operations and other matters.

      EFFECTIVENESS OF FRANCHISE ADVERTISING. The success of the Company will be substantially dependent on the effectiveness of the advertising programs and the overall success of franchises. The Company anticipates it will advertise in franchise and business opportunity publications and exhibits at franchise fairs worldwide. However, future success in attracting franchisees will be dependent not only on the Company's promotional program but also on the success of its franchisees' existing restaurants that cannot be guaranteed.

        COMPETITION. The competition in the fast food and pizza industry is intense. There are numerous well-established competitors, including national, regional and local chains, possessing substantially greater financial, marketing, personnel and other resources than the Company. The competition includes such well-known chains as McDonald's, Burger King, Wendy's, Domino's Pizza, Pizza Hut, Blimpies, and numerous others. The Company will also face competition in its dual-concept stores from such large well-known dual-concept stores as Kentucky Fried Chicken and Taco Bell.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Certificate of Incorporation of the Company authorizes the issuance of a maximum of 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the Company's then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

      POTENTIAL ADVERSE EFFECTS OF AUTHORIZATION OF PREFERRED STOCK. The Company may, without further action or vote by shareholders of the Company, designate and issue shares of preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of the common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make the possible takeover of the Company or the removal of management of the Company more difficult and discourage hostile bids for control of the Company which bids might have provided shareholders with premiums for their shares.

      NO CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES. There is currently no established public trading market for the securities of the Company. No assurance can be given that an active trading market in the Company's securities will develop or, if developed, that it will be sustained.

      PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if such occurs (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

        COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date.
If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations are dependent upon the timely delivery of supplies which deliveries may be delayed or canceled because of such Year 2000 problem computer failures. The Company does not know what steps, if any, have been taken by any of its suppliers. The Company's operations will be severally curtailed if one or more of its suppliers were to suffer Year 2000 problems. Furthermore, it is impossible to predict if the basic utilities serving the company and franchise stores will continue uninterrupted. A prolonged disruption in the service of any utility will prohibit the stores from operating.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Not applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       As a result of the Exchange, the accountant to the Registrant was replaced with the accountant for Baja Food Concepts. The financial statements for the Registrant since inception and prior to the change in such accountants have not contained any adverse opinion or disclaimer or were modified as to any uncertainty, audit scope or accounting principles and there were not any disagreements or "reportable events" with such former accountant.

ITEM 5.     OTHER EVENTS

      Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      Pursuant to the Exchange Agreement, the sole director and officer of the Registrant resigned and the officers and directors of Baja Food Concepts were designated to serve for the Registrant until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination.

ITEM 7.     FINANCIAL STATEMENTS

      The consolidated financial statements for the fiscal year ended December 31, 1998, for Baja Food Concepts, Inc. prepared by the independent public accounting firm of McManus & Co., P.C. are filed herewith.

ITEM 8.     CHANGE IN FISCAL YEAR

      Not applicable.

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      Not applicable.



                   INDEPENDENT ACCOUNTANT'S REPORT



TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
OF BAJA FOOD CONCEPTS, INC.:

We have audited the accompanying balance sheet of Baja Food Concepts, Inc. as of December 31, 1998 and the related statements of operations, stockholders' equity, and cash flows for the period March 4, 1998 (Date of Inception) to December 31, 1998. These financial statements are the responsibility of Baja Food Concepts, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit, the financial statements referred to above present fairly, in all material respects, the financial position of Baja Food Concepts, Inc. as of December 31, 1998 and the results of their operations, stockholders' equity, and their cash flows for the period March 4, 1998 (Date of Inception) to December 31, 1998 are in conformity with generally accepted accounting principles.





MCMANUS & CO., P.C.
CERTIFIED PUBLIC ACCOUNTANTS
MORRIS PLAINS, NEW JERSEY


April 26, 1999


              BAJA  FOOD  CONCEPTS,  INC. BALANCE  SHEET
                         DECEMBER  31,  1998

ASSETS

           Current  Assets:
               Cash                                 $       681

               Total  Current  Assets                       681

           Total  Assets                            $       681


LIABILITIES  AND  STOCKHOLDERS'  EQUITY

           Liabilities:

            Notes  Payable (Note 2)             $       15,100

            Total  Liabilities                          15,100


           Stockholders'  Equity:

           Common  Stock - $.001  stated  value
           Authorized  20,000,000  shares
           Issued  and  Outstanding  260,000  shares        260


            Paid  In  Capital                            12,740

            Retained  Earnings                          (27,419)

           Total  Stockholders'  Equity                 (14,419)

           Total  Liabilities  and
             Stockholders'  Equity                   $       681



                       BAJA FOOD CONCEPTS, INC.
                       STATEMENT OF OPERATIONS
                FOR THE PERIOD MARCH 4, 1998 (Date of Inception)
                        TO DECEMBER 31, 1998


                 Revenues:                            $   ---

                 Expenses:

                   Consulting Fees                     6,614
                   Start-up Costs                     19,200
                   Office Expense                        119
                   Professional Fees                   1,486
                                                      ________
                    Total Expenses                   $ 27,419


                    Net Loss                        $ (27,419)
                                                    __________


                 Net Earnings/(Loss) Per Share:

                   Net Earnings/(Loss) Per Share:

                     Primary (Note 1)               $  (0.158)
                     Diluted (Note 1)                  (0.158)
                       Weighted Average Number of
                        Common Shares Outstanding      173,333


  See accompanying accountant's report and notes to the financial statements.

                     BAJA FOOD CONCEPTS, INC.
            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
    FOR THE PERIOD MARCH 4, 1998 (Date of Inception) TO DECEMBER 31, 1998

                                                                     Total
  March 4, 1998                          Additional                  Stock-
  (date of Inception)           Common     Paid In      Retained     holders'
  to December 31, 1998          Stock      Capital      Earnings     Equity

     January 1, 1998            $  ---     $  ---       $  ---       $  ---

     Capital Investment            260      12,740         ---        13,000

     Net Loss 1998                 ---        ---        (27,419)    (17,419)
                                  _____     ______      ________     _______

     Total Stockholders'
     Equity As Of
     December 31, 1998          $  260     $12,740      $(27,419)   $(14,419)


                         BAJA FOOD CONCEPTS, INC.
                         STATEMENT OF CASH FLOWS
              FOR THE PERIOD MARCH 4, 1998 (Date of Inception)
                          TO DECEMBER 31, 1998


      Cash Flow from Operating Activities:
          Net Income / (Loss)                           $   (27,419)

      Adjustments To Reconcile Net Income to
          Net Cash Provided / (Used) in
          Operating Activities:                               --
                                                          _____________

       Net Cash Provided / (Used) by Operating
          Activities:                                       (27,419)


       Cash Flow from Financing Activities:

          Issuance of Common Stock - net                    13,000
          Increase in Notes Payable                         15,100
                                                           ___________
        Net Cash Provided/ (Used) by
            Financing Activities                            28,100

        Net Increase/ (Decrease) in Cash                       681

        Cash at the Beginning of the Period                   ---
                                                            -----------

        Cash at the End of the Period                     $    681




                       BAJA FOOD CONCEPTS, INC.
                  NOTES TO THE FINANCIAL STATEMENTS
                 FOR THE YEAR ENDED DECEMBER 31, 1998

 NOTE 1 - BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES:

   Baja Food Concepts, Inc. (the Company) was incorporated as a Florida corporation on March 4, 1998. The Company developed a restaurant concept that features Baja style burritos, tacos, and empanadas all served with freshly made gourmet salsas.
  There is currently one operating store located in Sarasota, Florida. The Company intends to operate, franchise, and service restaurants with consistent themes, logos and signs, menus, and food quality.

A)         Income Taxes

   The Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes", which requires a change from the deferral method to the assets and liability method of accounting for income taxes. Timing differences do not currently exist between book income and income for tax purposes.

B)         Net Earnings Per Common Share

    Net earnings per common share shown as both primary and fully diluted. Primary earnings per common share are computed by dividing net earnings less any preferred stock dividends (if applicable) by the weighted average number of shares of common stock outstanding. Fully diluted earnings per common share are computed by dividing net income less any preferred stock dividends (if applicable) by the weighted average number of shares of common stock outstanding plus any dilutive common stock equivalents.

C)         Organization Costs

     The Company adopted the provisions of the AICPA's Statement of Position (SOP) No. 98-5 "Reporting on the Costs of Start-Up Activities", which requires that all costs related to a companies start-up activities should now be expensed during the period incurred rather than capitalized and amortized over a period of time. As a result, all start-up costs have been expensed in the current period.

D)         Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


 NOTE 2 - RELATED PARTY TRANSACTIONS:

      During 1998, T. Burnham, president, advanced the Company
      $15,100.  This advance is considered payable upon demand.


 NOTE 3 - INCOME TAXES:

        As discussed in Note 1, the Company adopted the provisions of Statement of Financial Standards (SFAS) No. 109 "Accounting for Income Taxes". Implementation of SFAS 109 did not have a material cumulative effect on prior periods, nor did it result in a change in the current year's provision.

 A) The effective tax rate for the Company is reconcilable to statutory tax rates as follows:

                                                         December 31, 1998
                                                               %
                                                         ________________
       U.S. Federal Statutory Tax Rate                         15
       Valuation allowance for deferred tax assets
          allocated to income tax expense.                     15

                         Effective Tax Rate                   - 0 -


 NOTE 4 - SUBSEQUENT EVENTS:

        Subsequent to December 31, 1998, the Company has entered into a reorganization agreement with Westford Acquisition Corporation.


            EXHIBITS

 1.1 Agreement and Plan of Reorganization among Westford Acquisition Corporation, Baja Food Concepts, Inc. and the shareholders of Baja Food Concepts, Inc. dated April 14, 1999.

 16.1  Accountant's Letter





                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BAJA FOOD CONCEPTS, INC.


                                By /s/ Thomas N. Burnham
                                       Chief Executive Officer and Director


Date: June 17, 1999